                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934



         Date of Report (Date of earliest event reported) March 7, 2005



                               Globix Corporation
                               ------------------
             (Exact name of registrant as specified in its charter)



          Delaware                       1-14168                13-3781263
(State or other jurisdiction of        (Commission             (IRS Employer
       incorporation)                  File Number)          Identification No.)


          139 Centre Street,                                      10013
         New York, New York
(Address of principal executive offices)                        (Zip Code)



Registrant's telephone number, including area code  (212) 334-8500


          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Form 8-K, Current Report
Globix Corporation
Commission File No. 001-14168



ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

         On March 7, 2004 in connection with our merger with NEON Communications, Inc. ("NEON") as disclosed in Item 2.01 of this Report, and pursuant to the terms of the Agreement and Plan of Merger with Neon dated July 19, 2004, as amended by the first amendment to the Merger Agreement dated October 8, 2004 (the "Merger Agreement"), we became party to the following agreements:

Stock Option Plan.
------------------

         The NEON Communications, Inc. 2003 Directors' Stock Option Plan, as amended by amendments adopted on March 7, 2005 by the NEON board of directors prior to the merger provides for the issuance of Globix stock under the NEON plans following the merger in accordance with the requirements of Section 1.9 of the Merger Agreement. The foregoing description of the plan is qualified in its entirety by reference to the 2003 Directors Stock Option Plan and the amendment thereto, which are attached as Exhibits 10.1 and 10.3 hereto, respectively, and incorporated herein by reference.

Stock Incentive Plan.
---------------------

         The NEON Communications, Inc. Stock Incentive Plan, as amended by amendments adopted on March 7, 2005 by the NEON board of directors prior to the merger provides for the issuance of Globix stock under the NEON plans following the merger in accordance with the requirements of Section 1.9 of the Merger Agreement. The foregoing description of the plan is qualified in its entirety by reference to the Stock Incentive Plan and the amendment thereto, which are attached as Exhibits 10.2 and 10.4 hereto, respectively, and incorporated herein by reference.

Employment Agreement with Stephen E. Courter.
---------------------------------------------

         Effective February 13, 2003, NEON entered into an employment agreement with Stephen E. Courter for his services as NEON's President, Chief Executive Officer and Chairman of the board of directors. The original term of the employment agreement was extended until December 31, 2003 and provided for the agreement to be automatically extended for successive twelve-month periods, subject to early termination. Under the agreement, Mr. Courter's base salary is $275,000 per year and will be reviewed and determined annually by NEON's compensation committee of the board of directors. Mr. Courter is also eligible for an annual bonus initially at 50 percent of his base salary. In addition, under the terms of Mr. Courter's employment agreement, NEON granted to Mr. Courter options to acquire 450,000 shares of NEON common stock, which were converted into individual exercisable options to acquire 576,660 shares of Globix common stock at an exercise price of $4.16 per share . The agreement also provides that in the event that NEON terminates his employment with NEON for any reason (other than for cause, as defined in the employment agreement), then Mr. Courter is entitled to twelve months' salary and incentive compensation at the then current compensation rate and twelve months' benefit continuation at the then current level. The foregoing description of the agreement is qualified in its entirety by reference to the employment agreement, which is attached as
Exhibit 10.5 hereto, and incorporated herein by reference.

         It is expected that Mr. Courter will become a consultant to NEON in lieu of his current position following the merger.

Second Amended and Restated Agreement for the Provision of Fiber Optic
----------------------------------------------------------------------
Facilities and Services (Phase One).
------------------------------------

         The Second Amended and Restated Agreement for the Provision of Fiber Optic Facilities and Services between Northeast Utilities Service Company and Connecticut Light & Power Company, Western Massachusetts Electric Company and Public Service Company of New Hampshire and NEON Optica, Inc. as Successor in Interest to NECOM LLC, dated as of December 23, 2002 (Phase One) (the "Phase One Agreement") is an agreement for the construction of fiber optic cable lines pursuant to which the Northeast Utilities companies have agreed to grant to NEON the right to use certain of their transmission structures and other facilities and to grant the use of certain of the fiber filaments in the Northeast Utilities companies' fiber optic cable to NEON in exchange for payment of certain annual payments and other fees. The foregoing description of the agreement is qualified in its entirety by reference to the Phase One Agreement, which is attached as Exhibit 10.6 hereto, and incorporated herein by reference.

Second Amended and Restated Agreement for the Provision of Fiber Optic
----------------------------------------------------------------------
Facilities and Services (Phase Two).
------------------------------------

         The Second Amended and Restated Agreement for the Provision of Fiber Optic Facilities and Services between Northeast Utilities Service Company and Connecticut Light & Power Company, Western Massachusetts Electric Company and Public Service Company of New Hampshire and NEON Optica, Inc. as Successor in Interest to NECOM LLC, dated as of December 23, 2002 Amending and Restating Agreement dated as of February 27, 1998 (Phase Two) (the "Phase Two Agreement") is an agreement for the construction of fiber optic cable lines and pursuant to which the Northeast Utilities companies have agreed to grant to NEON the right to use certain of their transmission structures and other facilities and to grant the use of certain of the fiber filaments in the Northeast Utilities companies' fiber optic cable to NEON in exchange for payment of certain annual payments and other fees. The foregoing description of the agreements is qualified in its entirety by reference to the Phase Two Agreement, which is attached as Exhibit 10.7 hereto, and incorporated herein by reference.

Agreement Concerning the Reimbursement of Fees.
-----------------------------------------------

         The Agreement Concerning the Reimbursement of Fees Among the Connecticut Light & Power Company, Western Massachusetts Electric Company, Public Service Company of New Hampshire and Mode 1 Communications, Inc. and NEON Optica, Inc. dated November 5, 2004 (the "Fee Reimbursement Agreement"), provides for the reimbursement of the Northeast Utilities companies for certain fees owed by NEON Optica pursuant to the Phase One Agreement and the Phase Two Agreement. The foregoing description of the agreement is qualified in its entirety by reference to the Fee Reimbursement Agreement, which is attached as
Exhibit 10.8 hereto, and incorporated herein by reference.

Warrant Agreements.
-------------------

         As described in Item 5.02 below, Wayne Barr, Jr., serves on NEON's board of directors and became a member of the Board of Directors of Globix following the merger. Mr. Barr's spouse held warrants to purchase 75,000 shares of NEON common stock an exercise price per share of $6.06 expiring on October 23, 2008 and 87,500 shares with an exercise price per share of $5.30 expiring on December 31, 2007. Pursuant to the terms of the Merger Agreement,upon the merger these warrants converted into warrants to purchase 95,610 shares and 111,545 shares of our common stock at an exercise price of $4.75 and $ 4.16 per share, respectively. The form of the Globix warrant is attached hereto as Exhibit 4.1.

ITEM 2.01.  COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS.

         On March 7, 2005 we completed our merger with NEON. Pursuant to the terms of the Merger Agreement NEON became a wholly owned subsidiary of Globix Corporation.

         Pursuant to the Merger Agreement, shareholders of NEON received 1.2748 shares of our common stock for each share of NEON common stock, and 2.0833 shares of a our 6% Series A Cumulative Convertible Preferred Stock, described in
Item 8.01 of this Report, plus cash in the amount of $3.75, for each share of NEON preferred stock.

         As previously disclosed, directors and officers of NEON and Globix had various interests in the merger, including ownership of stock in both entities, participation in the debt-for-equity exchange, the acceleration of vesting of options in the merger, the appointment of certain directors of NEON to the board of directors of Globix, the availability of indemnification by NEON and the relationships of both NEON and Globix with Communication Technology Advisors LLC.

ITEM 2.02.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

         On March 8, 2005, we issued a press release announcing the merger described in Item 2.01. The press release, which includes disclosure of certain financial information concerning the combined companies, is attached hereto as
Exhibit 99.1 and is hereby incorporated in this Item 2.02.

ITEM 3.02.  UNREGISTERED SALE OF EQUITY SECURITIES

         Pursuant to the terms of the Merger Agreement, and as a condition of the merger, on March 7, 2005 we exchanged certain of our 11% Senior Notes due 2008 in an aggregate amount of $12.5 million in principal and accrued interest for an aggregate of 4,545,455 shares of our common stock, par value $0.01 per share, at a price of $2.75 per share. Each of the debt-for equity exchange transactions was effected at the time of the merger.

         The terms and conditions of each of the debt-for-equity exchange transactions are set forth in securities exchange agreements entered into effective October 8, 2004, the form of which was included as Exhibit 10.2 to Globix's Current Report on Form 8-K filed October 13, 2004.

         The debt-for-equity exchange transactions qualify for exemption from registration as private placement transactions pursuant to Section 4(2) of the Securities Act of 1933.

         On March 9, 2005, we issued 97,000 shares of our common stock to Alfred
G. Binford in partial settlement of previously disclosed litigation brought by Mr. Binford against us. The issuance of the shares to Mr. Binford was exempt from registration pursuant to Section 4(2) of the Securities Act of 1933.

ITEM 3.03. MATERIAL MODIFICATIONS TO RIGHTS OF SECURITY HOLDERS

         In connection with the merger, on March 7, 2005, we filed a Certificate of Designation with the Secretary of State of the State of Delaware, setting forth the terms of our 6% Series A Cumulative Convertible Preferred Stock, par value $0.01 per share, having a liquidation preference of $3.60 per share (the "Preferred Stock"), issued in the merger. Under the Certificate of Designations, the authorized number of shares of Preferred Stock is 4,500,000 shares. The Preferred Stock generally may be redeemed by us at our option, but is not generally subject to redemption at the option of the holders except upon a change in control. As provided in the Certificate of Designation, while dividends remain accrued and unpaid on the Preferred Stock, dividends may not be paid on shares of common stock, and dividends paid on common stock must also be paid on Preferred Stock. The Certificate of Designation is filed as Exhibit 3.1 and incorporated herein by reference.

ITEM 5.02. DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS;
           APPOINTMENT OF PRINCIPAL OFFICERS.

         In connection with the merger with Neon and in accordance with the terms of the Merger Agreement, the size of our Board of Directors was expanded from seven to nine members. As contemplated in connection with the merger and previously announced, on March 7, 2005, two directors (Peter Brodsky and Steven Van Dyke) resigned and the resulting four vacancies were filled, in accordance with the Merger Agreement, by the appointment of Wayne Barr, Jr., Jose A. Cecin, Jr, Stephen E. Courter and John Forsgren, who are directors and, in the case of Mr. Courter, officers of Neon.

         As previously disclosed, Messrs. Barr, Cecin and Courter all held options to purchase shares of NEON common stock granted under NEON's 2003 Directors' Stock Option Plan, which, pursuant to the terms of the Merger Agreement and the amendment to such plan adopted in connection with the closing of the merger, became immediately exercisable options to purchase shares of our common stock. As described in Item 1.02, Mr. Barr's wife held warrants to purchase shares of NEON common stock that were converted in the merger into warrants to purchase shares of our common stock. Mr. Barr is an employee of Communications Technology Advisors LLC, which provides consulting and business development services to us and to NEON. As described in Item 1.02, Mr. Courter is a party to an employment agreement with NEON.

ITEM 5.03. AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL
           YEAR.

         As described in Item 3.03 above, on March 7, 2005, we filed a Certificate of Designation containing the terms of the Preferred Stock issued in the merger.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

         (a) Financial Statements of Businesses Acquired.

         Financial statements of NEON for the periods specified in Rule 3-05 of Regulation S-X will be filed by amendment to this Current Report on Form 8-K within 71 calendar days of the date of filing this Current Report on Form 8-K.

         (b) Pro Forma Financial Information.

         Pro forma financial information required by Article 11 of Regulation S-X will be filed by amendment to this Current Report on Form 8-K within 71 calendar days of the date of filing this Current Report on Form 8-K.

         (c) Exhibits.

Exhibit     Description
-------     -----------

3.1 Certificate of Designation of Preferences and Relative, Participating, Optional and Other Special Rights of Preferred Stock and
         Qualifications, Limitations and Restrictions Thereof of 6% Series A Cumulative Convertible Preferred Stock of Globix Corporation

4.1      Form of Globix Corporation Warrant to Purchase Shares of Common Stock

10.1     Neon Communications, Inc. 2003 Directors' Stock Option Plan

10.2     Neon Communications, Inc. Stock Incentive Plan

10.3 First Amendment to Neon Communications, Inc. 2003 Directors' Stock Option Plan

10.4     First Amendment to Neon Communications, Inc. Stock Incentive Plan

10.5 Form of Employment Agreement between Stephen E. Courter and Neon Optica dated as of February 13, 2003.

10.6 Form of Second Amended and Restated Agreement for the Provision of Fiber Optic Facilities and Services between Northeast Utilities Service Company, The Connecticut Light & Power Company, Western Massachusetts Electric Company, Public Service Company of New Hampshire, and Neon Optica, Inc. as Successor in Interest to Necom LLC as of December 23, 2002 - Phase One

10.7 Form of Second Amended and Restated Agreement for the Provision of Fiber Optic Facilities and Services between Northeast Utilities Service Company, The Connecticut Light & Power Company, Western Massachusetts Electric Company, Public Service Company of New Hampshire, and Neon Optica, Inc. as Successor in Interest to Necom LLC as of December 23, 2002 - Phase Two

10.8 Form of Agreement Concerning the Reimbursement of Fees Among The Connecticut Light & Power Company Western Massachusetts Electric Company, Public Service Company of New Hampshire and Mode 1 Communications, Inc. and Neon Optica, Inc. dated as of November 5, 2004

99.1     Press Release

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: March 11, 2005                       Globix Corporation

                                            By: /s/ Robert Dennerlein
                                                --------------------------------
                                                Name: Robert Dennerlein
                                                Title: CFO